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                                INDEX TO EXHIBITS


                                                               Exhibit

Consent of Independent Accountants                                23

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                                                                           8-K/A
                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-35606; 33-47592; 33-86424; 33-40227; 333-62545;
333-81713; 333-81717; 333-36366; 333-36364) of Schlumberger Limited of our
report dated March 20, 2001 (except for Note 21 which is as of April 6, 2001) relating to the financial statements of Sema plc, which appears in the Current Report on Form 8-K/A of Schlumberger Limited dated June 15, 2001.

      /s/ PricewaterhouseCoopers
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PricewaterhouseCoopers

Chartered Accountants and registered Auditors
London
June 15, 2001